UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 11, 2021
Date of Report (Date of earliest event reported)
EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	001-36632	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number
2015 W. Chestnut Street, Alhambra, California, 91803
Address of principal executive offices, including zip code
(626) 293-3400
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	EMKR	The Nasdaq Stock Market LLC	(Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Fastrain Asset Purchase Agreement

On August 9, 2021, EMCORE Corporation (“EMCORE US”), Shenzhen Fastrain Technology Co., Ltd., a corporation formed under the laws of the P.R.C. (“Shenzhen Fastrain”), and Hong Kong Fastrain Company Limited, a limited liability company incorporated in Hong Kong (“HK Fastrain”, and together with Shenzhen Fastrain, collectively, “Fastrain”), entered into an Asset Purchase Agreement, dated as of August 9, 2021 (the “Fastrain Asset Purchase Agreement”) pursuant to which, among other items, Fastrain agreed to purchase a total of $6.3 million of cable tv laser and transmitter manufacturing equipment, including (a) $2.5 million of equipment, net of $0.7 million of accumulated depreciation pursuant to the terms of the Original Manufacturing Agreement (as defined below), currently owned by Shenzhen Hytera Communications Co., Ltd., a corporation formed under the laws of the P.R.C. (“Shenzhen Hytera”), Hytera Communications (Hong Kong) Company Limited, a limited liability company incorporated in Hong Kong (“Hytera HK”, and together with Shenzhen Hytera HK, collectively “Hytera”), located at the site of the manufacturer in Thailand and being transferred from Hytera to Fastrain pursuant to the terms of the Termination Agreement (as defined below), and for which Fastrain paid EMCORE US in full concurrently with the execution of the Fastrain Asset Purchase Agreement, (b) $1.4 million of new equipment not subject to the Original Asset Purchase Agreement (as defined below), currently owned by EMCORE US and located at the site of the manufacturer in Thailand, and for which Fastrain paid EMCORE US in full concurrently with the execution of the Fastrain Asset Purchase Agreement and (c) $2.4 million of equipment owned by EMCORE US and currently located at the EMCORE Beijing manufacturing facility, which will be paid for and transferred pursuant to one of more subsequent closings on dates mutually agreed between the parties and occurring no later than March 31, 2022. The closings of the foregoing transfers are subject to the satisfaction or waiver by EMCORE US, Shenzhen Fastrain and Fastrain HK, as applicable, of certain closing conditions.

The foregoing description of the Fastrain Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Fastrain Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Termination Agreement

Concurrently with the execution of the Fastrain Asset Purchase Agreement, EMCORE US and its wholly-owned subsidiary, EMCORE Optoelectronics (Beijing) Co, Ltd. (“EMCORE Beijing” and together with EMCORE US, “EMCORE”), entered into a Termination Agreement (the “Termination Agreement”) with Shenzhen Hytera, Hytera HK, Shenzhen Fastrain and HK Fastrain pursuant to which: (a) each of EMCORE US, EMCORE Beijing, Shenzhen Hytera and Hytera HK agreed to terminate all of their respective rights and obligations under each of (i) that certain Asset Purchase Agreement, dated as of October 24, 2019, entered into by and among EMCORE US, Shenzhen Hytera and Hytera HK (the “Original Asset Purchase Agreement”), (ii) that certain Contract Manufacturing Agreement, dated as of October 24, 2019, entered into by and among EMCORE US, Shenzhen Hytera and Hytera HK (the “Original Manufacturing Agreement”) and (iii) certain other ancillary agreements entered into by some or all of EMCORE US, EMCORE Beijing, Shenzhen Hytera and Hytera HK in connection with the execution of the Original Asset Purchase Agreement and the Original Manufacturing Agreement; (b) EMCORE US agreed to pay Hytera approximately $3.0 million in connection with aggregate payments to date made by Hytera to EMCORE US pursuant to the Original Asset Purchase Agreement, net of $0.7 million of accumulated depreciation pursuant to the terms of the Original Manufacturing Agreement, with respect to manufacturing equipment previously transferred by EMCORE US to Hytera pursuant to the Original Asset Purchase Agreement; (c) Hytera agreed to transfer, and deliver title to, such previously purchased manufacturing equipment to Fastrain; and (d) Fastrain agreed to purchase from Hytera certain inventory currently held at Hytera.

Upon execution of the Asset Purchase Agreement and the Termination Agreement, and after giving effect to payments to EMCORE from Fastrain and from EMCORE to Hytera, EMCORE will receive additional net cash of $1.4 million as compared to the aggregate cash payable pursuant to the Original Asset Purchase Agreement.

The foregoing description of the Termination Agreement is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Fastrain Manufacturing Agreement

Concurrently with the execution of the Fastrain Asset Purchase Agreement and the Termination Agreement, EMCORE US and Fastrain entered into a Manufacturing Supply Agreement, dated as of August 9, 2021 (the “Fastrain Manufacturing Agreement”), pursuant to which Fastrain agreed to manufacture for EMCORE US, from a manufacturing facility located in Thailand and for an initial term ending on December 31, 2025, the catv module and transmitter products previously subject to the Original Manufacturing Agreement and at initial pricing equal to or less than the pricing set forth in the Original Manufacturing Agreement. In the Fastrain Manufacturing Agreement, (a) EMCORE US agreed to pay certain shortfall penalties in the event that orders for manufactured products are below certain thresholds, which penalties will not exceed $6.5 million in the aggregate over the term of the agreement, beginning in calendar year 2021 and continuing through calendar year 2025, and (b) Fastrain agreed to pay certain surplus bonuses to EMCORE US in the event that deliveries for manufactured products in either of the 24 month periods beginning on January 1, 2021 and ending on December 31, 2022 or beginning on January 1, 2023 and ending on December 31, 2024 exceed certain thresholds.

The foregoing description of the Fastrain Manufacturing Agreement is qualified in its entirety by reference to the full text of the form of Fastrain Manufacturing Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 11, 2021, EMCORE issued a press release announcing its entry into the Termination Agreement, the Fastrain Asset Purchase Agreement and the Fastrain Manufacturing Agreement disclosed in Item 1.01. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information or that Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of August 9, 2021 by and among EMCORE Corporation, Shenzhen Fastrain Technology Co., Ltd. and Hong Kong Fastrain Company Limited.
10.1
Termination Agreement, dated as of August 9, 2021 by and among EMCORE Corporation, EMCORE Optoelectronics (Beijing) Co, Ltd., Shenzhen Fastrain Technology Co., Ltd., Hong Kong Fastrain Company Limited, Hytera Communications (Hong Kong) Company Limited and Shenzhen Hytera Communications Co., Ltd.

10.2	Manufacturing Supply Agreement, dated as of August 9, 2021 by and among EMCORE Corporation, Shenzhen Fastrain Technology Co., Ltd. and Hong Kong Fastrain Company Limited.
99.1	Press Release dated August 11, 2021.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION

	By:	/s/ Tom Minichiello
	Name:	Tom Minichiello
Dated: August 11, 2021	Title:	Chief Financial Officer